Exhibit 10.12.7

ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (“Assignment”) is made and entered into as of the 16th day of October, 2024, by and between EXETER PROPERTY GROUP, LLC, a Delaware limited liability company (“Assignor”), eqrt 2871 102ND, L.P., a Delaware limited partnership (“Assignee”).

RECITALS:

WHEREAS, Assignor, as purchaser, and DPIF2 WA 6 OXBOW, llc, a Delaware limited liability company, as seller, entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions with effective date of July 31, 2024 (as may be amended, the “Contract”), relating to that certain property commonly known as 2871 South 102nd Street, Tukwila, Washington (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s rights under the Contract with respect to the Property.

NOW, THEREFORE, in consideration of the foregoing recitations, and the sum of One Dollar ($1.00) in hand paid by Assignee to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Assignor hereby assigns to Assignee, and Assignee hereby assumes, all of Assignor’s right, title and interest in, to and under the Contract with respect to the Property.

2.            Assignee hereby accepts this Assignment and hereby assumes all obligations of Assignor under the Contract, with respect to the Property.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

ASSIGNOR:

EXETER PROPERTY GROUP, LLC,
a Delaware limited liability company

By:	/s/ J. Peter Lloyd
Name:	J. Peter Lloyd
Title:	Vice President

ASSIGNEE:

EQRT 2871 102nd, L.P.,
a Delaware limited partnership

By:	EQRT 2871 102nd GP, LLC,
a Delaware limited liability company,
its general partner

By:	EQT Exeter REIT Operating Partnership LP,
a Delaware limited partnership,
its sole member

By:	EQT Exeter Real Estate Income Trust, Inc.,
a Maryland corporation,
its sole general partner

By:	/s/ J. Peter Lloyd
J. Peter Lloyd, Chief Financial Officer